UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2026

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Purchase Agreement

On February 18, 2026, Vodafone Europe B.V. and Vodafone International 1 S.à r.l. (together, the “Vodafone Sellers”), subsidiaries of Vodafone Group Plc, entered into a Sale and Purchase Agreement (the “Share Purchase Agreement”) with Liberty Global Holding B.V. (the “Company”) and Liberty Global Broadband I Limited (the “LG Shareholder”), subsidiaries of Liberty Global Ltd.

Pursuant to the Share Purchase Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, the Vodafone Sellers have agreed to sell to the Company: (i) all of the issued and outstanding shares held by Vodafone Europe B.V. in VodafoneZiggo Group Holding B.V. (“VodafoneZiggo”), representing 50% of the issued share capital of VodafoneZiggo, and (ii) all of the shareholder loans held by Vodafone International 1 S.à r.l. in VodafoneZiggo Group B.V. (collectively, the “Transaction”).

Consideration

The aggregate consideration payable to the Vodafone Sellers under the Share Purchase Agreement consists of:

•€1.0 billion in cash, subject to customary locked‑box adjustments for leakage; and
•the issuance by the Company to Vodafone Europe B.V. at closing of Class B ordinary shares representing 10% of the fully diluted share capital of the Company.

Following completion of the Transaction, the Company will own 100% of the issued share capital of VodafoneZiggo, and Vodafone Europe B.V. will hold a minority equity interest in the Company.

Conditions to Closing

Completion of the Transaction is subject to the satisfaction or waiver of customary conditions, including, among others:

•receipt of applicable competition, foreign subsidies, foreign investment and telecommunications regulatory approvals in the European Union, the Netherlands and Belgium;
•completion of required works council, trade unions and European works council information or consultation procedures; and
•completion of specified pre‑closing reorganization steps relating to the Company’s group and VodafoneZiggo’s IoT roaming business.

Other Key Terms

The Share Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions, including:

•a locked‑box structure with defined leakage and permitted leakage;
•fundamental warranties by the Vodafone Sellers, the Company and the LG Shareholder and limited business warranties by the Company, including regarding the Telenet group;
•indemnities with respect to the pre-closing reorganization steps;
•limitations on liability, including caps, baskets and survival periods;
•non‑competition and non‑solicitation covenants applicable to the Vodafone Sellers following closing; and
•a guarantee by the LG Shareholder of certain obligations of the Company.

The Share Purchase Agreement also provides for termination rights if the conditions have not been satisfied or waived by a specified long‑stop date.

The Company may proceed with certain transactions with respect to Wyre and Telenet, proceeds of which are to be allocated to the LG Shareholder.

The LG Shareholder (or its designated affiliate) also has a time-limited right, to acquire from the Company’s group a certain portion of Wyre Holdco I BV at fair market value, subject to applicable regulatory and other required approvals. The purchase price may be paid in cash, by set‑off, or as an interest‑bearing receivable on arm’s‑length terms, and transfers of the relevant Wyre shares are restricted prior to exercise or expiration of the option.

Relationship to Other Agreements

At closing, the existing shareholders’ agreement governing VodafoneZiggo will be terminated, and the Company and its shareholders will enter into a new shareholders’ agreement that will establish the Company’s post-closing governance framework and address related shareholder rights and obligations.

At closing, certain intra-group arrangements between VodafoneZiggo group and Vodafone will continue as amended further to the terms agreed in the context of the Transaction. The Company group will at closing also enter into certain services agreements with entities of the LG group.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the closing of the Transaction and entry into the Shareholders’ Agreement. These forward-looking statements are subject to certain risks and uncertainties, some of which are beyond our control, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties, including our ability to satisfy the conditions to the Transaction on the expected timeframe or at all, our ability to realize the expected benefits from the Transaction, unanticipated difficulties or costs in connection with the Transaction and other factors detailed from time to time in our filings with the Securities and Exchange Commission, including our most recently filed annual report on Form 10-K, as amended or as supplemented from time to time by our quarterly reports and other subsequent filings. These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement.

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Telenet BV (“Telenet”) as original borrower and the Telenet, Telenet International Finance S.à r.l., Telenet Financing USD LLC and Telenet Group BV, as guarantors, The Bank of Nova Scotia as facility agent (the “Facility Agent”) and KBC Bank NV as security agent, among others, are parties to a credit agreement, originally dated August 1, 2007, as amended from time to time, and most recently amended and restated on June 30, 2025 (the “Credit Agreement”). Telenet Financing USD is a direct wholly-owned subsidiary of Telenet Group Holding NV, Telenet International Finance is a direct wholly-owned subsidiary of Telenet BV, Telenet BV is an indirect wholly-owned subsidiary of Telenet Group Holding NV, and Telenet Group Holding NV is an indirect wholly-owned subsidiary of Liberty Global Ltd.

Capitalized terms used below shall have the meanings given to them in the Amended and Restated Credit Agreement (as defined below).

On February 20, 2026, the Company, the Facility Agent, and the entities named therein as Obligors, among others, entered into a supplemental agreement (the “Supplemental Agreement”) to amend and restate the Credit Agreement (the Credit Agreement, as amended and restated by the Supplemental Agreement, the “Amended and Restated Credit Agreement”) to, among other things:

•provide for certain amendments to Clause 12.13 (Sustainability Adjustments) of the Credit Agreement; and
•bifurcate the Revolving Facility into Revolving Facility A (which has a Final Maturity Date of May 31, 2029) and Revolving Facility B (which has a Final Maturity Date of May 31, 2032).

The Supplemental Agreement and the Amended and Restated Credit Agreement are attached hereto as Exhibit 4.1 and are incorporated herein by reference. The foregoing description of the Amended and Restated Credit Agreement is not complete and is subject to and qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit No.	Exhibit Name

4.1
Supplemental Agreement dated February 20, 2026 between, among others, Telenet Financing USD LLC, Telenet International Finance S.à r.l., Telenet BV, The Bank of Nova Scotia as facility agent and KBC Bank NV as security agent and, attached as a schedule thereto, a copy of the Amended and Restated Credit Agreement dated February 20, 2026 between, among others, Telenet BV as original borrower, The Bank of Nova Scotia as facility agent and KBC Bank NV as security agent.

10.1* +	Sale and Purchase Agreement

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Certain schedules, exhibits and annexes (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish supplemental copies of any of the omitted attachments upon request by the SEC.

+ Certain portions of this exhibit are omitted pursuant to Item 601(b)(10)(iv) of Regulations S-K because they are not material and are the type that the registrant treats as private or confidential. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 24, 2026